                                                                   Exhibit 24.1

                              POWER OF ATTORNEY

     The undersigned directors and officers of Motor Coach Industries International, Inc. do hereby constitute and appoint James P. Bernacchi, with full power of substitution, our true and lawful attorney-in-fact and agent to do any and all acts and things in our name and behalf in our capacities as directors and officers, and to execute any and all instruments for us and in our names in the capacities indicated below which such person may deem necessary or advisable to enable Motor Coach Industries International, Inc. to comply with the Securities Act of 1933 (the "Act"), as amended, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this Registration Statement, including specifically, but not limited to, power and authority to sign for us, or any of us, in the capacities indicated below and any and all amendments (including pre-effective and post-effective amendments or any other registration statement filed pursuant to the provisions of Rule 462(b) under the Act) hereto; and we do hereby ratify and confirm all that such person shall do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

             SIGNATURE                        TITLE                     DATE
             ---------                        -----                     ----

  /s/ Rafael Gomez Flores            Chairman of the Board           July 23, 1999
------------------------------          and Director
  Rafael Gomez Flores

  /s/ Gamaliel Garcia Cortes         Director                        July 23, 1999
------------------------------
  Gamaliel Garcia Cortes


   /s/ Paul S. Levy                  Director                        July 23, 1999
------------------------------
  Paul S. Levy


  /s/ Jeffrey Lightcap               Director                        July 23, 1999
------------------------------
  Jeffrey Lightcap


  /s/ David Ying                     Director                        July 23, 1999
------------------------------
  David Ying


  /s/ Frank Rodriguez                Director                        July 23, 1999
------------------------------
  Frank Rodriguez